UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

NANOGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 25, 2008, the stockholders of Nanogen, Inc. (the “Company”) approved all the proposals presented for vote at the Company’s 2008 annual meeting of stockholders (the “Annual Meeting”), including the proposal to approve and ratify the debt restructuring transaction completed in March 2008 in which the Company exchanged an aggregate of $12,917,000 in principal amount of its 6.25% Senior Convertible Notes with the Company’s 9.75% Senior Secured Convertible Notes (the “Notes”) with an aggregate principal amount of $15,500,400, the issuance of shares of common stock of the Company upon conversion of the Notes and issuance of other securities of the Company pursuant to the terms of the debt restructuring. The specific terms of the proposals presented and approved at the Annual Meeting are set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on May 13, 2008, and such proxy statement is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date: June 30, 2008	By:	/s/ Nicholas J. Venuto
	Name:	Nicholas J. Venuto
	Title:	Chief Financial Officer